PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2020	2021

Leasehold improvements	$1,119	$914
Furniture, fixtures and office equipment	3,055	2,972
IT equipment	2,450	2,556
Vehicles	1,889	1,880
Property and equipment, gross	8,513	8,322
Less: Accumulated depreciation	(4,701)	(5,010)
Property and equipment, net	$3,812	$3,312